CERTIFICATIONS

                             Certificate Pursuant to

18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Phlo Corporation and Subsidiaries (the "Company") the Company on Form 10-QSB for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James B. Hovis, Chief Executive Officer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 28, 2005


                        /s/ James B. Hovis
                        -------------------------------------------
                        James B. Hovis
                        Chief Executive Officer
                        Principal Financial Officer


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